Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan F O U R T H Q U A R T E R E A R N I N G S S U P P L E M E N T A L F E B R U A R Y 1 7 , 2 0 2 2

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial results and operating performance for fiscal 2021, expected development targets for fiscal 2022, including expected Shack construction and openings, expected same-Shack sales growth, average weekly sales and trends in the Company’s operations, the expansion of the Company’s delivery services, the Company’s digital investments and strategies, 2022 guidance, and statements relating to the effects of COVID-19 and the Company’s mitigation efforts. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "intend," "outlook," "potential," "preliminary," "project," "projection," "plan," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Some of the factors which could cause results to differ materially from the Company’s expectations include the continuing impact of the COVID-19 pandemic, the Company's ability to develop and open new Shacks on a timely basis, increased costs or shortages or interruptions in the supply and delivery of the Company's products, increased labor costs or shortages, the Company's management of its digital capabilities and expansion into delivery, the Company's ability to maintain and grow sales at its existing Shacks, and risks relating to the restaurant industry generally. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020 as filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS 2

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Q4 2021 RESULTS 1. “Shack system-wide sales” is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees. 2. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For Shacks that were temporarily closed, the comparative period was also adjusted. 3. To normalize for the 53rd week in fiscal 2020, the compare periods for both 2020 and 2019 have been shifted forward a week from the fiscal calendar in order to show a more like-for-like comparison. 4. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shake sales. See Financial Details section for definition and reconciliation to most comparable GAAP measure. 5. “Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, deferred lease costs, impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. See Financial Details section for definition and reconciliation to most comparable GAAP measure. 3 Same-Shack Sales versus 20202,3: +20.8% +2.2% SSS versus 2019 Adjusted EBITDA5: $12.4M 6.1% of Total Revenue Shack System-wide Sales1: $314.3M Shack-level operating profit4: $32.2M 16.4% of Shack sales Total Revenue: $203.3M

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Total Revenue $740 Million System-wide Sales $1.1 Billion System-wide Shack Count 369 as of FY21 Cash Flow from Operations $58 Million $268 $359 $459 $595 $523 $740 2016 2017 2018 2019 2020 2021 $403M $532M $672M $895M $779M $1,123M 2016 2017 2018 2019 2020 2021 114 159 208 275 311 369 2016 2017 2018 2019 2020 2021 $54 $71 $85 $90 $37 $58 2016 2017 2018 2019 2020 2021 4 System-wide sales top $1.1b: Strong sales illustrate the growing reach of the brand domestically and internationally. Shack development acceleration: Opened 36 company- operated and 26 licensed Shacks (gross) in FY21. Strong momentum in 4Q21: Average Weekly Sales (AWS) of $74,000 outperformed seasonality, driven by strong reception to October menu price as well as urban and suburban strength. Q4 2021 BUSINESS H IGHLIGHTS

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan STRONG 4Q21 AVERAGE WEEKLY SALES (AWS) S A L E S O U T P E R F O R M E D S E A S O N A L I T Y O N S U C C E S S F U L O C T O B E R P R I C E I N C R E A S E , A S W E L L A S T R A F F I C - D R I V E N G A I N S I N U R B A N A N D S U B U R B A N M A R K E T S . $45K $58K $62K $64K $72K $72K $70K $75K $77K $79K $85K $80K $74K $71K $74K AWS 2019 AWS Third Quarter 2020 Fourth Quarter 20201 1. Fourth Quarter 2020 total YoY Shack sales decline excludes the impact of the 53rd fiscal accounting week in 2020 and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. The favorable impact of the 53rd week in fiscal 2020 was an incremental Shack sales of $10.7 million. 2. Fiscal December 2021 total YoY Shack sales increase excludes the impact of the 53rd fiscal accounting week in 2020 and compares the five weeks from November 25, 2021 through December 29, 2021 to the five weeks from November 19, 2020 through December 23, 2020. (17%) (3%) 9%Total YoY Shack Sales Growth / (Decline) First Quarter 2021 Second Quarter 2020 (39%) 5 103% Second Quarter 2021 48% Third Quarter 2021 34% Fiscal October 2021 43% Fiscal November 2021 4Q21 AWS $74K 37% Fiscal December 20212

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan YTD 2022 SNAPSHOT F E B R U A R Y T O D AT E S S S % + ~ 1 3 % S H O W S A M A R K E D I M P R O V E M E N T A F T E R H E A D W I N D S F R O M O M I C R O N R E A LT E D S A L E S P R E S S U R E S , L O S T H O U R S A N D C L O S U R E S I N J A N U A R Y. 6 Fiscal February through 2/15/2022 SSS % vs PY: + ~13% Total SSS steadily improving from January pressures. Fiscal January Suburban SSS vs PY: (3%) A deceleration from prior periods. Fiscal January SSS % vs Prior Year (PY): +2% Total SSS decelerated from 4Q21 trends. Fiscal January Urban SSS vs PY: +8% A deceleration versus prior periods. AWS negatively impacted by COVID: $63K Fiscal January AWS down from $74K in 4Q21 due to slower sales per hour and reduced hours.

PRODUCT INNOVATION | LTOS & PREMIUM ADD-ONS TO CORE

OUR BLACK TRUFFLE BURGER AND FRIES, INITIALLY LAUNCHED AS AN IN-APP EXCLUSIVE, WAS THE BEST PERFORMING LTO ACROSS OUR DIGITAL CHANNELS IN 2021. BUFFALO CHICKEN AND FRIES KICK OFF 2022'S ROBUST CULINARY CALENDAR.


BUFFALO
CHICKEN
HAND BREADED.
NO ANTIBIOTICS.


REAL.
BLACK.TRUFFLE.
SHAKE SHACK


WAKE & SHAKE
RED BAY COFFEE,
maple syrup + orange zest
740 CALS
CHOCOLATE PIE SHAKE
FOUR & TWENTY BLACKBIRDS
chocolate ganache oat pie
880 CALS
RED BAY COFFEE

7

FORMAT TRANSFORMATION | DRIVE-THRU

UNLOCKING DRIVE-THRU OPPORTUNITY IN SUBURBAN, DRIVE-THRU HEAVY MARKETS, WITH ROLLOUT OPTIMIZED FOR LEARNING THROUGH VARIOUS DESIGN LAYOUTS.


ORDER
HERE
Lee's Summit, MO


Maple Grove, MN
drive thru
drive thru
DRIVE
THRU


Maple Grove, MN


Hasbrouck Heights, NJ
Coming Soon
SHAKE SHACK drive thru

Opened first three drive-thrus since December 2021.

Expect to open at least 10 by end of 2022.

New format targets increasing addressable market across the country, and potentially globally.

Operations delivers elevated hospitality, made to order, balanced with convenience and speed.

Development focused in heavy drive-thru markets to optimize learnings.

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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 37 48 69 78 105 125 151 13 21 15 34 23 26 50 69 84 112 128 151 171- 176 2016 2017 2018 2019 2020 20211 2022 Guidance2 FOCUSED GROWTH IN OUR L ICENSED BUSINESS W E E X P E C T T O O P E N 2 0 - 2 5 N E W L I C E N S E D S H A C K S I N 2 0 2 2 , B R I N G I N G O U R T O TA L S Y S T E M - W I D E C O M PA N Y - O P E R AT E D A N D L I C E N S E D U N I T S T O 4 3 4 - 4 4 4 . Shanghai, Singapore, Philippines & Mexico market launches Korea market launch Hong Kong market launch Beijing market launch Monterrey, Macau, Shenzhen & Hangzhou market launches Nanjing, Chengdu & Guangzhou market launches; expanding roadside in the US Development Highlights 25 High Range 20 Low Range New Shack Openings Total Licensed Shacks, Net of Closures Existing Shacks, Net of Closures 1. 2021 ending Shack count is net of 3 closures. 2. 2022 Guidance for total Licensed Shack counts is a gross figure and assumes no closures in 2022. 9

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan $35.0M $69.2M $79.1M $77.6M $100.4M $111.6M $118.4M Total Licensed Sales . 1. Fourth Quarter 2020 and Fourth Quarter 2021 total Licensed sales and YoY declines exclude the impact of the 53rd fiscal accounting week in 2020. The favorable impact of the 53rd week in fiscal 2020 was an incremental licensed sales of $7.0 million. 2. Total Licensed sales is an operating measure and consists of sales from domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees. 10 TOTAL L ICENSED SALES ROSE 50% YOY 1 B R O A D B A S E D M O M E N T U M A C R O S S D O M E S T I C A N D I N T E R N AT I O N A L L I C E N S E D M A R K E T S . Second Quarter 2020 Total YoY Licensed Sales Growth / (Decline) (55%) (20%) Third Quarter 2020 2 (11%) Fourth Quarter 20201 (6%) First Quarter 2021 187% Second Quarter 2021 61% Third Quarter 2021 50% Fourth Quarter 20211

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan1. Urban refers to a Shack that is located in a very densely populated city area. These locations tend to be very walkable, close to lots of traffic, shopping, tourism and/or office buildings. Suburban is any Shack that is not classified as urban. 2. To normalize for the 53rd week in fiscal 2020, the compare periods for both 2020 and 2019 have been shifted forward a week from the fiscal calendar in order to show a more like-for-like comparison. See below footnotes for comparative periods. 3. For Q4 2020, same-Shack sales excludes the impact of the fourteenth week in 2020 and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. 4. For Q4 2021, same-Shack sales were adjusted for the fourteenth week in 2020 and compares the thirteen weeks from September 30, 2021 through December 29, 2021 to the thirteen weeks from October 1, 2020 through December 30, 2020. SSS % BY URBAN AND SUBURBAN MARKETS B O T H U R B A N A N D S U B U R B A N 4 Q 2 1 S A M E S H A C K S A L E S V E R S U S 2 0 1 9 I M P R O V E D Q o Q . (57%) (43%) (31%) (7%) 54% 34% 33% (38%) (16%) (0%) 20% 52% 17% 12% (49%) (32%) (17%) 6% 53% 25% 21% (25%) (23%) (15%) (4%)(4%) (0%) 1% 9% (15%) (12%) (7%) 2% Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 First Quarter 2021 Second Quarter 2021 Third Quarter 2021 Fourth Quarter 2021 Urban SSS%Suburban SSS% URBAN/SUBURBAN1 SAME-SHACK SALES VS PRIOR YEAR AND 20192 Total SSS% 3 11 Dotted lines represent 2021 SSS % vs 2019 4

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SSS % PERFORMANCE VARIED ACROSS REGIONS N Y C A N D M A N H AT T A N D R O V E S I G N I F I C A N T I M P R O V E M E N T I N 4 Q 2 1 . 1. The regions of domestic Company-operated Shacks are defined as: NYC, which represents 5 boroughs; Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, RI, VA; Southeast, which represents AL, FL, GA, LA, NC, TN, TX; Midwest, which represents IL, KS, KY, MI, MN, MO, OH, WI; and West, which represents AZ, CA, CO, NV, UT, WA. 2. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative year period was also adjusted. 3. To normalize for the 53rd week in fiscal 2020, the compare periods for both 2020 and 2019 have been shifted forward a week from the fiscal calendar in order to show a more like-for-like comparison. See below footnotes for comparative periods. 4. For Q4 2020, same-Shack sales excludes the impact of the fourteenth week in 2020 and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. 5. For Q4 2021, same-Shack sales were adjusted for the impact of the fourteenth week in 2020 and compares the thirteen weeks from September 30, 2021 through December 29, 2021 to the thirteen weeks from October 1, 2020 through December 30, 2020. REGIONAL1 SAME-SHACK SALES 2 VS PRIOR YEAR3 (64%) 39% (69%) 52% (41%) 13% (41%) 19% (47%) 27% (45%) 17% Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 First Quarter 2021 Second Quarter 2021 Third Quarter 2021 Fourth Quarter 2021 Northeast Southeast West Midwest NYC (incl. Manhattan) Manhattan 4 12 3Q21 vs 2019 4Q21 vs 2019 5% 13% (2%) 7% (2%) 6% (7%) 2% (25%) (13%) (33%) (21%) 5

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 1. Measured by fiscal December 2021 digital sales versus fiscal January 2021, when digital sales peaked. 2. Digital sales includes sales made through the Shake Shack mobile application, Shake Shack website, and delivery partners. Does not include sales through Kiosks that are located inside Shacks. Digital sales are normalized to reflect a consistent thirteen-week quarter. DIGITAL SALES RETENTION HOLDS AT ~80%1 , 2 A D D E D M O R E T H A N 8 0 % N E W P U R C H A S E R S I N C O M PA N Y - O W N E D A P P & W E B C H A N N E L S Y O Y ; 3 . 5 M T O TA L P U R C H A S E R S A C Q U I R E D S I N C E M A R C H 2 0 2 0 . 75% 60% 59% 60% 47% 42% 42% Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 First Quarter 2021 Second Quarter 2021 Third Quarter 2021 Fourth Quarter 2021 % Indicates digital mix of sales In-Shack Sales $ Digital Sales $ 13 In Shacks with Kiosk, Digital plus Kiosk mix of sales is +75%

MATERIAL IMPACTS TO STORE MARGINS LIKELY TO CONTINUE

1Q22 GUIDANCE RANGE REFLECTS SALES IMPACT AND DELEVERAGE ACROSS MARGINS, ALONG WITH HIGHER DELIVERY MIX, ONGOING INFLATIONARY PRESSURES, AND INCREASED OPERATING EXPENSES TO SUPPORT STRONG IN-SHACK SALES RECOVERY.



We expect inflationary pressures in our Shacks to persist for the foreseeable future.



We'll continue to make investments in our team member pay, recruiting, and development amidst a challenging labor market.



4Q21 reached high end of previously guided range primarily due to sales leverage.
Price increases late in 1Q22 provide some offset to continued cost pressures.
2.2%
14.8%
16.0%
15.0%
19.2%
15.8%
16.4%
14% High Range
11% Low Range
Second Quarter 2020
Third Quarter 2020
Fourth Quarter 2020
First Quarter 2021
Second Quarter 2021
Third Quarter 2021
Fourth Quarter 2021
First Quarter 2022 Guidance

14

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2022 OUTLOOK 1. Includes approximately $12M of the approximately $13M total Equity-based compensation. These forward-looking projections are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from these projections. Factors that may cause such differences include those discussed in the Company's Form 10-K for the fiscal year ended December 30, 2020 and our Cautionary Note On Forward-Looking Statements herein. These forward-looking projections should be reviewed in conjunction with the condensed consolidated financial statements and the section titled “Cautionary Note Regarding Forward-Looking Statements” which form the basis of our assumptions used to prepare these forward-looking projections. You should not attribute undue certainty to these projections, and we undertake no obligation to revise or update any forward-looking information, except as required by law. Total revenue Shack sales Licensing revenue Same-Shack sales versus 2021 Shack-level operating profit margin Domestic Company-operated openings Licensed openings General and administrative expenses Equity-based compensation Depreciation expense Pre-opening costs Adjusted Pro Forma Tax Rate $196M-$201.4M $190M-$195M $6M-$6.4M HSD to LDD % 11%-14% 45-50 20-25 $108M to $114M1 Approximately $13M $70M to $75M $14M to $17.5M 28%-30% Fiscal first quarter and fiscal year 2022 guidance is derived from preliminary unaudited results, based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Annual Report on Form 10-K for the fiscal year ended December 28, 2022. Q1 2022 Guidance FY 2022 Guidance Carlsbad, CA 15

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Board of Direct rs M eting 1 20 FINANCIAL DETAILS Stockyards Fort Worth, TX 16

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2021 METHODOLOGY FOR SAME-SHACK SALES CALCULATION 17 Notes Fiscal Calendar Comparisons Reason for Shifted Weeks: Given the 53rd fiscal week in 2020 the comparison periods for 2021 Same-Shack Sales have been shifted one week forward in both 2019 & 2020 to ensure comparable dates and key holidays fall in similar weeks and, therefore, create a more aligned year-over-year compare How to Read the Fiscal Calendar Comparisons: Fiscal periods are color coded to show comparison weeks from the prior two years For example: P1 W1 2021 (beginning 12/31/20) is compared to P1 W2 2020 (beginning 1/2/20)

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Shack sales 195,879$ 96.4% 152,484$ 96.8% 714,989$ 96.6% 506,339$ 96.8% Licensing revenue 7,377 3.6% 5,026 3.2% 24,904 3.4% 16,528 3.2% TOTAL REVENUE 203,256$ 100.0% 157,510$ 100.0% 739,893$ 100.0% 522,867$ 100.0% Shack-level operating expenses(2): Food and paper costs 60,790 31.0% 45,841 30.1% 218,262 30.5% 153,335 30.3% Labor and related expenses 57,893 29.6% 46,217 30.3% 215,114 30.1% 156,814 31.0% Other operating expenses 29,200 14.9% 22,394 14.7% 103,232 14.4% 73,220 14.5% Occupancy and related expenses 15,801 8.1% 13,618 8.9% 59,228 8.3% 51,592 10.2% General and administrative expenses 25,561 12.6% 19,080 12.1% 85,996 11.6% 64,250 12.3% Depreciation and amortization expense 15,610 7.7% 12,568 8.0% 58,991 8.0% 48,801 9.3% Pre-opening costs 4,524 2.2% 2,781 1.8% 13,291 1.8% 8,580 1.6% Impairment and loss on disposal of assets 370 0.2% 7,227 4.6% 1,632 0.2% 10,151 1.9% TOTAL EXPENSES 209,749$ 103.2% 169,726$ 107.8% 755,746$ 102.1% 566,743$ 108.4% LOSS FROM OPERATIONS (6,493) (3.2)% (12,216) (7.8)% (15,853) (2.1)% (43,876) (8.4)% Other income (expense), net (62) – % (1,121) (0.7)% 95 – % (786) (0.2)% Interest expense (353) (0.2)% (118) (0.1)% (1,577) (0.2)% (815) (0.2)% LOSS BEFORE INCOME TAXES (6,908)$ (3.4)% (13,455)$ (8.5)% (17,335)$ (2.3)% (45,477)$ (8.7)% Income tax expense (benefit) 3,441 1.7% 6,859 4.4% (7,224) (1.0)% 57 0.0% NET LOSS (10,349)$ (5.1)% (20,314)$ (12.9)% (10,111)$ (1.4)% (45,534)$ (8.7)% Less: Net loss attributable to non-controlling interests (619) (0.3)% (886) (0.6)% (1,456) (0.2)% (3,376) (0.6)% NET LOSS ATTRIBUTABLE TO SHAKE SHACK INC. (9,730)$ (4.8)% (19,428)$ (12.3)% (8,655)$ (1.2)% (42,158)$ (8.1)% Loss per share of Class A common stock: Basic $ (0.25) $ (0.50) $ (0.22) $ (1.14) Diluted $ (0.25) $ (0.50) $ (0.22) $ (1.14) Weighted-average shares of Class A common stock outstanding: Basic 39,141 38,513 39,085 37,129 Diluted 39,141 38,513 39,085 37,129 Fiscal Quarter Ended Fiscal Year Ended (in thousands, except per share amounts) December 29, 2021 December 30, 2020 (1) December 29, 2021 December 30, 2020 (1) INCOME STATEMENT 18 (1) The Company operates on a 52/53 week fiscal year that ends on the last Wednesday of the calendar year. Fiscal 2021 contained 52 weeks and Fiscal 2020 contained 53 weeks. The additional operating week is referred to as the "53rd week". (2) As a percentage of Shack sales.

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Shack-Level Operating Profit Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales. How This Measure Is Useful When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance- based employee bonus arrangements. The Company believes presentation of Shack- level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision- making. Limitations of the Usefulness of this Measure Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack- level operating profit margin should be reviewed in conjunction with the Company’s GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth on next slide. SHACK-LEVEL OPERATING PROFIT DEFIN IT IONS 19

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan (dollar amounts in thousands) December 29, 2021 December 30, 2020 (1) December 29, 2021 December 30, 2020 (1) Loss from Operations(2) (6,493)$ (12,216)$ (15,853)$ (43,876)$ Less: Licensing revenue 7,377 5,026 24,904 16,528 Add: General and administrative expenses 25,561 19,080 85,996 64,250 Depreciation and amortization expense 15,610 12,568 58,991 48,801 Pre-opening costs 4,524 2,781 13,291 8,580 Impairment and loss on disposal of assets(3) 370 7,227 1,632 10,151 Shack-level operating profit 32,195$ 24,414$ 119,153$ 71,378$ Total revenue 203,256 157,510 739,893 522,867 Less: Licensing revenue 7,377 5,026 24,904 16,528 Shack sales 195,879$ 152,484$ 714,989$ 506,339$ Shack-level operating profit margin(4) 16.4% 16.0% 16.7% 14.1% _______________ (1) (2) (3) (4) As a percentage of Shack sales. The Company operates on a 52/53 week fiscal year that ends on the last Wednesday of the calendar year. Fiscal 2021 contained 52 weeks and Fiscal 2020 contained 53 weeks. The additional operating week is referred to as the "53rd week". For the fourth quarter and fiscal year 2020, Loss from Operations included a $0.9 million reduction in Occupancy and related expenses due to the closure of the Company's Shack in Penn Station. For the fourth quarter of fiscal 2020, this amount includes a non-cash impairment charge of $6.5 million related to one Shack and the Company's home office. For the full year ended fiscal 2020, this amount includes a non-cash impairment charge of $7.6 million related to two Shacks and the Company's home office. Fiscal Quarter Ended Fiscal Year Ended SHACK-LEVEL OPERATING PROFIT 20

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan EBITDA and Adjusted EBITDA EBITDA is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred lease cost, Impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. “Adjusted EBITDA margin,” a non-GAAP measure, is defined as net income (loss) before interest expense (net of interest income), taxes, depreciation and amortization, which also excludes equity-based compensation expense, deferred lease costs, impairment and loss on disposal of assets, amortization of cloud- based software implementation assets, as well as certain non-recurring and other items that the Company does not believe directly reflect its core operations, as a percentage of revenue. ADJUSTED EBITDA DEFIN IT IONS How These Measures Are Useful When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance. Limitations of the Usefulness of These Measures EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth on next slide. 21

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan (in thousands) December 29, 2021 December 30, 2020 (1) December 29, 2021 December 30, 2020 (1) Net loss (10,349)$ (20,314)$ (10,111)$ (45,534)$ Depreciation and amortization expense 15,610 12,568 58,991 48,801 Interest expense, net 353 118 1,577 815 Income tax expense (benefit) 3,441 6,859 (7,224) 57 EBITDA 9,055 (769) 43,233 4,139 Equity-based compensation 2,740 1,502 8,703 5,560 Amortization of cloud-based software implementation costs(2) 310 358 1,245 1,444 Deferred lease costs(3) 8 (315) 245 92 Impairment and loss on disposal of assets(4) 370 7,227 1,632 10,151 Debt offering related costs(5) (5) - 231 - Legal settlement(6) (59) - 560 - Executive transition costs(7) - - 179 150 Project Concrete(8) - - - (229) Other (income) loss related to the adjustment of liabilities under tax receivable agreement (2) 1,147 (2) 1,147 Other(9) - - - 285 Adjusted EBITDA 12,417$ 9,150$ 56,026$ 22,739$ Adjusted EBITDA margin(10) 6.1% 5.8% 7.6% 4.3% Fiscal Quarter Ended Fiscal Year Ended 22 ADJUSTED EBITDA (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Expense incurred to establish an accrual related to the settlement of a legal matter. Represents fees paid in connection with the search and hiring of certain executive and key management positions. Represents consulting and advisory fees related to the Company's enterprise-wide system upgrade initiative called Project Concrete. Represents incremental expenses incurred related to an inventory adjustment and certain employee-related expenses. Calculated as a percentage of total revenue, which was $203.3 million and $739.9 million for the fourth quarter and fiscal year ended December 29, 2021, respectively, and $157.5 million and $522.9 million for the fourth quarter and fiscal year ended December 30, 2020, respectively. The Company operates on a 52/53 week fiscal year that ends on the last Wednesday of the calendar year. Fiscal 2021 contained 52 weeks and Fiscal 2020 contained 53 weeks. The additional operating week is referred to as the "53rd week". Represents amortization of capitalized implementation costs related to cloud-based software arrangements that Reflects the extent to which lease expense is greater than or less than contractual fixed base rent. For the fourth quarter and full year of fiscal 2020, this amount included a $0.9 million reduction in Occupancy and related expenses related to the closing of the Company's Shack in Penn Station. For the fourth quarter of 2020, this amount includes a non-cash impairment charge of $6.5 million related to one Shack and the Company's home office. For the full year ended fiscal 2020, this amount includes a non-cash impairment charge of $7.6 million related to two Shacks and the Company's home office. Costs incurred in connection with the Company’s Convertible Notes, issued in March 2021, including consulting and advisory fees.

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Adjusted Pro Forma Effective Tax Rate Adjusted pro forma effective tax rate represents the effective tax rate assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of its recurring business operations. How This Measure Is Useful When used in conjunction with GAAP financial measures, adjusted pro forma effective tax rate is a supplemental measure of operating performance that the Company believes is useful to evaluate its performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes this measure facilitates comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in effective tax rate driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance. ADJUSTED PRO FORMA EFFECTIVE TAX RATE DEFIN IT IONS Limitations of the Usefulness of this Measure Adjusted pro forma effective tax rate may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma effective tax rate should not be considered an alternative to effective tax rate, as determined under GAAP. While this measure is useful in evaluating the Company's performance, it does not account for the effective tax rate attributable to the non-controlling interest holders and therefore does not provide a complete understanding of effective tax rate. Adjusted pro forma effective tax rate should be evaluated in conjunction with GAAP financial results. A reconciliation of adjusted pro forma effective tax rate, the most directly comparable GAAP measure, is set forth on next slide. 23

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2021 ADJUSTED PRO FORMA EFFECTIVE TAX RATE 24 (dollar amounts in thousands) Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate As reported 3,441$ (6,908)$ (49.8%) (7,224)$ (17,335)$ 41.7% Non-GAAP adjustments (before tax): Debt offering related costs - (5) - 231 Revolving Credit Facility amendment-related costs - - - 323 Legal settlement - (59) - 560 Executive transition costs - - - 179 TRA Liability - (2) - (2) Other income related to the adjustment of liabilities under tax receivable agreement - - - - Remeasurement of deferred tax assets in connection with other tax rate changes - - - - Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests (5,647) - (6,175) - Adjusted pro forma (2,206)$ (6,974)$ 31.6% (13,399)$ (16,044)$ 83.5% Less: Net tax impact from stock-based compensation 52 - 8,578 - Adjusted pro forma (excluding windfall tax benefits) (2,154)$ (6,974)$ 30.9% (4,821)$ (16,044)$ 30.0% December 29, 2021 December 29, 2021 Fiscal Quarter Ended Fiscal Year Ended

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2020 ADJUSTED PRO FORMA EFFECTIVE TAX RATE 25 (dollar amounts in thousands) Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate Income Tax Expense (Benefit) Income (Loss) Before Income Taxes Effective Tax Rate As reported 6,859$ (13,455)$ (51.0%) 57$ (45,477)$ (0.1%) Non-GAAP adjustments (before tax): Executive transition costs - - - 150 Project Concrete - - - (229) Impairments - 6,512 - 7,644 Non-cash rent expense related to the closure of the Penn Station Shack - (897) - (897) Other income related to the adjustment of liabilities under tax receivable agreement - 1,147 - 1,147 Inventory adjustment and certain employee-related expenses - - - 285 Other income related to the adjustment of liabilities under tax receivable agreement - - - - Remeasurement of deferred tax assets in connection with other tax rate changes - - - - Tax effect of change in basis related to the adoption of ASC 842 - - - - Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests (12,262) - (15,089) - Adjusted pro forma (5,403)$ (6,693)$ 80.7% (15,032)$ (37,377)$ 40.2% Less: Windfall tax benefits from stock-based compensation 3,746 - 4,743 - Adjusted pro forma (excluding windfall tax benefits) (1,657)$ (6,693)$ 24.8% (10,289)$ (37,377)$ 27.5% December 30, 2020 Fiscal Year EndedFiscal Quarter Ended December 30, 2020

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan CONTACT INFORMATION INVESTOR CONTACT Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com MEDIA CONTACT Kristyn Clark, Shake Shack kclark@shakeshack.com